SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                          The Asia Pacific Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                           THE ASIA PACIFIC FUND, INC.
                              GATEWAY CENTER THREE
                          NEWARK, NEW JERSEY 07102-4077

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 ---------------



To Our Stockholders:


     Notice is hereby given that the Annual Meeting of Stockholders of The Asia Pacific Fund, Inc. (the Fund) will be held on August 7, 2003 (the Meeting), at 9:00 a.m., at the offices of Sullivan & Cromwell LLP, 125 Broad Street-27th Floor (27C), New York, New York 10004, for the following purposes:

                   1. To elect three Directors.

                   2. To consider and act upon any other business as may properly come before the Meeting or any postponement or adjournment thereof.

     The Board of Directors has fixed the close of business on July 3, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.



                                                          Deborah A. Docs
                                                          Secretary

Dated: July 8, 2003





--------------------------------------------------------------------------------
       WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

                           THE ASIA PACIFIC FUND, INC.
                              GATEWAY CENTER THREE
                          NEWARK, NEW JERSEY 07102-4077


                                 ---------------

                                 PROXY STATEMENT

                                 ---------------


     This Proxy Statement is furnished by the Board of Directors of The Asia Pacific Fund, Inc. (the Fund) in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders to be held on August 7, 2003 (the Meeting) at 9:00 a.m., at the offices of Sullivan & Cromwell LLP, 125 Broad Street-27th Floor (27C), New York, New York 10004. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

     It is expected that the Notice of Annual Meeting, Proxy Statement and form of proxy will first be mailed on or about July 9, 2003 to stockholders of record. The Fund will furnish its most recent annual report without charge to a stockholder upon request to Deborah A. Docs at the Fund's address stated above or by calling (toll-free) Citigate Financial Intelligence, the Fund's shareholder servicing agent, at 1-(888) 4-ASIA-PAC.

     If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If you return your signed proxy without instruction, your shares will be voted (i) for the election of three Directors and (ii) at the discretion of the persons named as Proxies, on any other matter that may properly come before the Meeting or any postponement or adjournment thereof. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting.

     If sufficient votes to elect Directors are not received, the persons named as Proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by Proxy and voting on the item. When voting on a proposed adjournment, the persons named as Proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to the election, unless directed to vote against the Board of Directors' recommendation with respect to the election, in which case such shares will be voted against the proposed adjournment.

     Approval of the election of three directors requires the affirmative vote of a majority of the votes cast on the matter. The Fund intends to treat properly executed proxies that are marked "withhold authority" as "present" for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, however, such abstentions do not constitute a vote "for" or "against" a matter and will have no effect on the "votes cast" on an issue.

     The close of business on July 3, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 10,344,072 shares of common stock outstanding and entitled to vote. The presence in person or by proxy of the holders of one-third of the shares of common stock entitled to be cast at the meeting shall constitute a quorum.

     The Investment Manager of the Fund is Baring Asset Management (Asia) Limited, 1901 Edinburgh Tower, 15 Queen's Road Central, Hong Kong, and the Administrator of the Fund is Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

     The expense of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of PI. In addition, the Fund's Board of Directors has authorized management to retain a proxy solicitation firm to assist in the solicitation of proxies for the Meeting. Management has selected Georgeson Shareholder Communications Inc. as the proxy solicitation firm (the Proxy Solicitation Firm). The cost of solicitation by the Proxy Solicitation Firm is $4,500 in fees, plus out-of-pocket expenses, and will be borne by the Fund.


                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     The Fund's Charter and Bylaws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class will expire.

     At the Meeting, three Class II Directors will be elected to serve for the ensuing three years, ending in 2006, and until their successors have been duly elected and qualified. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of Messrs. Burns, Hsu and Scholfield (the nominees). Each of the nominees has consented to be named in this Proxy Statement and to serve as a Director if elected. Each of the Class II nominees is currently a Class II Director of the Fund. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Directors may recommend. All of the Fund's Directors were previously elected by stockholders.


                             MANAGEMENT OF THE FUND

     Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act) are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." The "Fund Complex" consists of the Fund and any other investment companies managed by the Investment Manager.

                              CLASS II DIRECTORS***
                (NOMINEES FOR RE-ELECTION FOR TERM EXPIRING 2006)

                                                                                   NUMBER OF
                                        TERM OF                                  PORTFOLIOS IN
                                       OFFICE***                                 FUND COMPLEX    OTHER DIRECTORSHIPS
                         POSITION(S) AND LENGTH OF   PRINCIPAL OCCUPATION(S)      OVERSEEN BY        HELD BY THE
NAME, ADDRESS** AND AGE  WITH FUND    TIME SERVED     DURING PAST 5 YEARS          DIRECTOR          DIRECTOR****
-----------------------  ----------  -------------   --------------------------- -------------   -------------------

INDEPENDENT DIRECTORS

Robert H. Burns (74)     Director     Since 1986    Chairman, Robert H. Burns          1                 --
                         (Class II***)              Holdings Limited (an
                                                    investment business), Hong
                                                    Kong. Formerly, Chairman and
                                                    Chief Executive Officer,
                                                    Regent International Hotels
                                                    Limited, Hong Kong.

Douglas Tong Hsu (60)    Director     Since 1986    Chairman and Chief                 1                 --
                         (Class II***)              Executive Officer, Far Eastern
                                                    Textile Ltd., Taiwan.

David G. P. Scholfield   Director     Since 1988    Managing Director, Hong Kong       1                 --
(59)                     (Class II***)              (since May 1998), The Bank
                                                    of Bermuda Limited; Director
                                                    (January 1997-May 1998),
                                                    Baring International
                                                    Investment Management
                                                    Limited.


                                            OTHER DIRECTORS

                                                                                   NUMBER OF
                                        TERM OF                                  PORTFOLIOS IN
                                       OFFICE***                                 FUND COMPLEX    OTHER DIRECTORSHIPS
                         POSITION(S) AND LENGTH OF   PRINCIPAL OCCUPATION(S)      OVERSEEN BY        HELD BY THE
NAME, ADDRESS** AND AGE  WITH FUND    TIME SERVED     DURING PAST 5 YEARS          DIRECTOR          DIRECTOR****
-----------------------  ----------  -------------   --------------------------- -------------   -------------------

INDEPENDENT DIRECTORS

Olarn Chaipravat (58)    Director     Since 1986    Formerly, President and            1                 --
                         (Class I)                  Chief Executive Officer
                                                    (October 1992-January 1999),
                                                    Director and Senior
                                                    Executive Vice President
                                                    (July 1990-September 1992)
                                                    and Senior Executive Vice
                                                    President (September
                                                    1987-June 1990), The Siam
                                                    Commercial Bank, Public
                                                    Company Limited, Thailand.

Michael J. Downey (59)   Director and Since 1986    Managing Partner, Lexington        1            Director, The
                         Chairman     Since 1999    Capital LLC.                                    Merger Fund.
                         (Class I)

                                                                                   NUMBER OF
                                        TERM OF                                  PORTFOLIOS IN
                                       OFFICE***                                 FUND COMPLEX    OTHER DIRECTORSHIPS
                         POSITION(S) AND LENGTH OF   PRINCIPAL OCCUPATION(S)      OVERSEEN BY        HELD BY THE
NAME, ADDRESS** AND AGE  WITH FUND    TIME SERVED     DURING PAST 5 YEARS          DIRECTOR          DIRECTOR****
-----------------------  ----------  -------------   --------------------------- -------------   -------------------

Nicholas T. Sibley (65)  Director     Since 2001    Fellow of the Institute            1            Chairman of
                         (Class III***)             of Chartered Accountants                        Aquarius
                                                    in England and Wales.                           Platinum Ltd.

INTERESTED DIRECTORS

David J. Brennan (45)*   Director     Since 1990    Chairman and Chief Executive       1                 --
                         (Class III***)             Officer, Baring Asset
                                                    Management Holdings Limited;
                                                    Chairman, Baring Asset
                                                    Management Holdings, Inc.;
                                                    Chairman and Chief Executive
                                                    Officer, Baring Asset
                                                    Management Ltd.; Chairman,
                                                    Baring Asset Management
                                                    (Asia), Ltd.; Chairman,
                                                    Barings (Guernsey) Ltd.;
                                                    Chairman, Baring Asset
                                                    Management, Inc.; Chairman
                                                    and Chief Executive Officer,
                                                    Baring International
                                                    Investment Ltd.;
                                                    Non-Executive Director,
                                                    Baring Asset Management
                                                    (Japan) Ltd.

Robert F. Gunia (56)*    Vice         Since 1988    Executive Vice President and       1       Vice President
                         President,                 Chief Administrative Officer               and Director of
                         Director and Since 1989    (since June 1999), PI; Executive           188 funds in
                         Treasurer    Since 1999    Vice President and Treasurer               the Prudential
                         (Class III***)             (since January 1996), PI;                  Mutual Fund
                                                    President (since April                     Complex.
                                                    1999), Prudential Investment
                                                    Management Services LLC
                                                    (PIMS); Corporate Vice
                                                    President (since September
                                                    1997), The Prudential
                                                    Insurance Company of America
                                                    (Prudential); Director,
                                                    Executive Vice President and
                                                    Chief Administrative Officer
                                                    (since May 2003) of American
                                                    Skandia Investment Services,
                                                    Inc.; Director, Executive
                                                    Vice President and Chief
                                                    Administrative Officer
                                                    (since May 2003) of American
                                                    Skandia Advisory Services,
                                                    Inc.; Director and Executive
                                                    Vice President (since May
                                                    2003) of American Skandia
                                                    Fund Services, Inc.;
                                                    formerly, Senior Vice
                                                    President (March 1987-May
                                                    1999), Prudential Securities
                                                    Incorporated (Prudential
                                                    Securities).

 * Mr. Brennan is an "Interested" Director, as defined in the 1940 Act, because of his employment with the Investment Manager, and Mr. Gunia is an "Interested" Director because he is an officer of the Fund.
** The address of the Directors and Officers is: c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
***   The Fund's  Charter  and Bylaws  provide  that the Board of  Directors  is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class will expire; current Class I, II and III directorships expire in 2005, 2003, and 2004, respectively. In addition, the Board of Directors has adopted a retirement policy that calls for the retirement of any Director at the end of the term during which the director attained the age of 75.
**** This column includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (the Exchange Act) (i.e., "public companies") or other investment companies registered under the 1940 Act.

     The Fund pays each of its Directors who is not an interested person (as defined in the 1940 Act) of the Investment Manager or PI an annual fee of US$10,000, plus US$1,000 for each Board meeting attended. In addition, members of the Audit Committee receive US$1,250 for each Audit Committee meeting attended, and members of the Nominating Committee receive US$750 for each meeting of the Nominating Committee attended. The Chairman of the Fund is paid an additional amount of US$2,500 annually. The Fund reimburses all Directors and officers attending board meetings for their out-of-pocket travel expenses. The Board of Directors does not have a compensation committee.

     The following table sets forth the aggregate compensation paid to the Directors by the Fund and the aggregate compensation paid to Directors for service on the Fund's board and that of all other registered investment companies managed by the Investment Manager (Fund Complex) during the Fund's fiscal year ended March 31, 2003.

                           DIRECTOR COMPENSATION TABLE

                                                                                        TOTAL
                                                  PENSION OR                        COMPENSATION
                                                  RETIREMENT                          FROM FUND
                                   AGGREGATE   BENEFITS ACCRUED  ESTIMATED ANNUAL     AND FUND
                                 COMPENSATION   AS PART OF FUND   BENEFITS UPON     COMPLEX PAID
NAME                               FROM FUND       EXPENSES         RETIREMENT      TO DIRECTORS
----                             ------------  ----------------  ----------------   ------------

INDEPENDENT DIRECTORS
Robert Burns ....................  $13,500           None             N/A              13,500
Olarn Chaipravat ................   13,500           None             N/A              13,500
Michael J. Downey ...............   17,500           None             N/A              17,500
Douglas Tong Hsu ................   12,500           None             N/A              12,500
David G. P. Scholfield ..........   13,500           None             N/A              13,500
Nicholas T. Sibley ..............   14,000           None             N/A              14,000

INTERESTED DIRECTORS
David J. Brennan ................     --             None             N/A                --
Robert F. Gunia .................     --             None             N/A                --

                         DIRECTOR SHARE OWNERSHIP TABLES

     The following table sets forth the dollar range of equity securities in the Fund beneficially owned by each Director, and, on an aggregate basis, in all registered investment companies overseen by each Director in the "Family of Investment Companies"* as of May 31, 2003.

                                                         AGGREGATE DOLLAR RANGE
                                                         OF EQUITY SECURITIES IN
                                       DOLLAR RANGE OF    ALL FUNDS OVERSEEN BY
                                      EQUITY SECURITIES   DIRECTOR IN FAMILY OF
NAME OF DIRECTOR                         IN THE FUND      INVESTMENT COMPANIES
----------------                      -----------------  -----------------------

INDEPENDENT DIRECTORS
Robert Burns .........................       none                 none
Olarn Chaipravat .....................       none                 none
Michael J. Downey ....................   over $100,000        over $100,000
Douglas Tong Hsu .....................       none                 none
David G. P. Scholfield ...............   over $100,000        over $100,000
Nicholas T. Sibley ...................       none                 none

INTERESTED DIRECTORS
David J. Brennan .....................       none                 none
Robert F. Gunia ...................... $10,001 - $50,000    $10,001 - $50,000

----------
* The term "Family of Investment Companies" means any two or more registered investment companies that share the same investment adviser as the Fund and hold themselves out to investors as related companies for purposes of investment and investor services.


     As of May 31, 2003, the Directors and Officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of common stock of the Fund.

     None of the Independent Directors nor any of their Immediate Family Members owns any securities, beneficially or of record, in the Investment Manager or persons (other than registered investment companies) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940 Act) the Investment Manager as of May 31, 2003. The term "Immediate Family Member" means a person's spouse; child residing in the person's household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code of 1986, as amended.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has an Audit Committee, which operates pursuant to a written charter that it has adopted. With respect to the Fund's fiscal year ended March 31, 2003, the Audit Committee made recommendations to the full Board of Directors with respect to the engagement of the independent public accountants and reviewed with the independent public accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. In accordance with Independence Standards Board Standard No. 1, Ernst & Young LLP ("E&Y"), the Fund's independent accountants, have confirmed to the Audit Committee that they are independent accountants with respect to the Fund.

     AUDIT FEES. E&Y audited the annual financial statements of the Fund for its fiscal year ended March 31, 2003, and the audit fee for this fiscal year was $40,000.

     NO OTHER FEES PAYABLE TO E&Y. During the Fund's last fiscal year, E&Y did not provide any financial information systems design and implementing services nor any other services to the Fund or the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provided services to the Fund.

     The report of the Audit Committee, dated May 31, 2003, is attached to this proxy statement as Appendix A.

     The  Audit  Committee  consists  of the  following  Independent  Directors:
Messrs. Burns, Downey, Scholfield and Sibley. Such members are also "independent" as such term is defined in the New York Stock Exchange Listing Standards. The Audit Committee met twice during the fiscal year ended March 31, 2003.

     The Board of Directors also has a Nominating Committee. The Nominating Committee consists of certain of the Fund's non-interested Directors, namely, Messrs. Burns, Downey and Scholfield. This Committee recommends to the Board persons to be nominated for election as Directors by the stockholders and selects and proposes nominees for election by the Board between Annual Meetings. This Committee does not normally consider candidates proposed by stockholders for election as directors. The Nominating Committee met once during the fiscal year ended March 31, 2003.

     There were four regularly scheduled meetings and two special meetings of the Fund's Board of Directors for the fiscal year ended March 31, 2003. For the fiscal year ended March 31, 2003, all Directors other than Messrs. Burns, Chaipravat and Hsu attended at least 75% of the aggregate of the total number of meetings of the Board of Directors, the Audit Committee and the Nominating Committee, as applicable.

     Certain Directors of the Fund, including all of the nominees, reside outside the United States, and substantially all the assets of such persons are located outside the United States. It may not be possible, therefore, for investors to effect service of process within the United States upon such persons or to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the federal securities laws of the United States or the laws of the State of Maryland. In addition, it is not certain that a foreign court would enforce, in original actions or in actions to enforce judgments obtained in the United States, liabilities against such persons predicated solely upon the federal securities laws.

     The executive  officers of the Fund,  other than as shown above, are Ronald
G. M. Watt, President, having held such office since May 1998; Deborah A. Docs, Secretary, since September 1998, and Assistant Secretary from November 1989 to September 1998; and Linda McMullin, Assistant Treasurer, since September 2000. Mr. Watt is 56 years old and is a Director of the Institutional Group of Baring Asset Management Limited and President of the Greater China Fund, Inc. (since
1998); prior thereto, he was Managing Director (1993-1997) of QESST Pty Ltd Management Consultants. Ms. Docs is 45 years old and is a Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI and Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. Ms. McMullin is 41 years old and is a Director within Prudential Mutual Fund Administration (since December 1996). Except as indicated in the director share ownership table, as of May 31, 2003, none of the officers of the Fund owned any shares of the Fund.

     The Audit Committee of the Board of Directors has appointed, and a majority of directors who are not "interested persons" of the Fund (as defined in the 1940 Act) has ratified, E&Y to continue as the independent accountants of the Fund for the fiscal year ending March 31, 2004. The firm of E&Y has extensive experience in invest-ment company accounting and auditing. It is not expected that a representative of E&Y will be present at the Meeting to make a statement or respond to questions.

     As of June 30, 2003, to the best of the Fund's knowledge, no person is a beneficial owner of more than 5% of the Fund's shares.


                                  OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly come before the Meeting, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their discretion in the interests of the Fund.


                              STOCKHOLDER PROPOSALS

     The deadline for submitting stockholder proposals for inclusion in the Fund's proxy statement and form of proxy for the Fund's Annual Meeting of Stockholders in 2004 is March 10, 2004. Any stockholder proposal that is intended to be presented at such Annual Meeting, but not submitted for inclusion in the Fund's proxy statement and form of proxy in accordance with the foregoing sentence, must be received by the Fund's Secretary at the address indicated on the first page of this Proxy Statement no earlier than March 11, 2004 and no later than April 10, 2004. Any such proposal received after such date will be considered untimely and will be excluded from consideration at the next Annual Meeting in accordance with the Fund's Advance Notice Bylaw. The mere submission of a proposal or notice of proposal by a stockholder does not guarantee that such proposal will be included in the proxy statement or otherwise considered at such Annual Meeting because certain federal rules and the Fund's Advance Notice Bylaw, respectively, must be complied with before consideration of the proposal is required.

Dated: July 8, 2003                                         Deborah A. Docs
                                                               Secretary


     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                      APPENDIX A


                           THE ASIA PACIFIC FUND, INC.
                                  (THE "FUND")

                             AUDIT COMMITTEE REPORT


     The role of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's accounting and financial reporting process and the selection of the Fund's independent accountants. The Committee operates pursuant to a charter that was last amended and restated by the Board on May 31, 2001. As set forth in the charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     In performing its oversight function, the Committee has considered and discussed with management and the independent accountants the Fund's audited financial statements for its fiscal year ended March 31, 2003. The Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as modified or supplemented. The Committee has also received the written disclosures from the independent accountants required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as
currently in effect, delineating relationships between the independent accountants and the Fund, and discussed the impact that any such relationships may have on the objectivity and independence of the independent accountants.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including the issue of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's independent accountants are in fact "independent."

     The Audit Committee met on May 15, 2003 to consider and discuss the financial statements as of and for the fiscal year ended March 31, 2003 with management and the independent accountants.

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the charter, the Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report for its fiscal year ended March 31, 2003.

                        SUBMITTED BY THE AUDIT COMMITTEE
                        OF THE FUND'S BOARD OF DIRECTORS


Robert H. Burns
Michael J. Downey
David G. P. Scholfield
Nicholas T. Sibley


Dated: May 31, 2003

                          THE ASIA PACIFIC FUND, INC.

                              GATEWAY CENTER THREE
                         NEWARK, NEW JERSEY 07102-4077

          Proxy for the Annual Meeting of Stockholders, August 7, 2003

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


The undersigned stockholder of The Asia Pacific Fund, Inc. hereby appoints Deborah A. Docs, Robert F. Gunia and Ronald G.M. Watt as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all the shares of Common Stock of The Asia Pacific Fund, Inc. held of record by the undersigned on July 3, 2003 at the Annual Meeting of Stockholders to be held on August 7, 2003, or any postponement or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS AND IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN.

--------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Please mark
[X]  votes as in
     this example.


--------------------------------------------------------------------------------
                           THE ASIA PACIFIC FUND, INC.
--------------------------------------------------------------------------------


THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ELECTION OF DIRECTORS.

1.  Election of Directors.
    Class II (Term Expiring in 2006)
    (01) Robert H. Burns
    (02) Douglas Tong Hsu
    (03) David G.P. Scholfield

       FOR                      WITHHOLD
       ALL   [ ]           [ ]  FROM ALL
    NOMINEES                    NOMINEES

[ ] ______________________________________
    For all nominees except as noted above


Mark box at right if an address change has been noted on the     [ ]
reverse side of this card.


Please be sure to sign and date this Proxy.


Stockholder
sign here:  ________________________________ Date: ____________

Co-owner
sign here: _________________________________ Date: ____________